UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2026

Nextpower Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 270-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, the stockholders of Nextpower Inc. (the “Company”) approved, upon the recommendation of the Company’s Board of Directors, an amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation at the annual meeting of stockholders on August 18, 2026 (the “Annual Meeting”) to eliminate the Company’s legacy Class B common stock and other outdated provisions and to rename the Company’s Class A common stock to “Common Stock” and make conforming changes (the “Amendments”), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 7, 2026 (the “Proxy Statement”). On August 19, 2026, the Company filed the Third Amended and Restated Certificate of Incorporation of the Company (the “Third Amended and Restated Certificate of Incorporation”), which reflects the Amendments as approved by the stockholders, with the Secretary of State of the State of Delaware. The Third Amended and Restated Certificate of Incorporation became effective immediately upon its filing. On August 18, 2026, the Company’s Board of Directors also approved an amendment and restatement of the Company’s bylaws (the “Third Amended and Restated Bylaws”) to conform certain outdated provisions to the Third Amended and Restated Certificate of Incorporation, effective as of August 19, 2026.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 18, 2026, the Company held the Annual Meeting via virtual webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. A total of 142,523,682 shares of the Company’s Class A common stock were present or represented by proxy at the Annual Meeting, representing 93.97% of the voting power of the shares of Class A common stock outstanding as of the close of business on June 22, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting. Holders of shares of the Company’s Class A common stock were each entitled to one vote for each share held as of the close of business on the record date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

Proposal 1. Election of Directors

The following nominees were elected to serve as the Class I directors until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly qualified, or, if sooner, until the director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	For	Withhold	Broker Non-Votes
Mark Menezes	109,631,706	26,777,244	6,114,732
Daniel Shugar	134,266,300	2,142,650	6,114,732
William Watkins	105,335,206	31,073,744	6,114,732
Howard Wenger	133,530,088	2,878,862	6,114,732

Proposal 2. Ratification of the Selection of the Independent Registered Public Accounting Firm

The selection of Deloitte & Touche LLP as the independent registered accounting firm for the Company for the fiscal year ending March 31, 2027 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,745,434	262,528	515,720	N/A

Proposal 3. Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

The results of the advisory vote regarding the Company’s fiscal year 2026 executive compensation as disclosed in the Proxy Statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,004,320	8,785,239	1,619,391	6,114,732

Proposal 4. Amendments to Our Second Amended & Restated Certificate of Incorporation

The results of the vote to approve the Amendments were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,317,821	51,693	39,436	6,144,732

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Nextpower Inc., dated August 19, 2026
3.2	Third Amended and Restated Bylaws of Nextpower Inc., as of August 19, 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextpower Inc.

By:	/s/ Lindsey Wiedmann
Lindsey Wiedmann
Chief Legal & Compliance Officer
Date: August 19, 2026